UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 2003


                            STAAR SURGICAL COMPANY
            (Exact name of registrant as specified in its charter)


           Delaware                      0-11634                 95-3797439
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
 of incorporation or organization)                           Identification No.)


 1911 Walker Avenue, Monrovia, California               91016
 (Address of principal executive offices)            (Zip Code)

                                 (626) 303-7902
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated October 6, 2003.




Item 9.  Regulation FD Disclosure

      On October 6, 2003, STAAR Surgical Company (the "Company") issued a press release announcing that the U.S. Food and Drug Administration (the "FDA")
Ophthalmic Devices Panel of the Center for Devices and Radiological Health, recommended that the Company's Implantable Contact Lens (ICL), a phakic implant used to correct refractive errors, be approved with conditions for use in correcting myopia in the range of -3 diopters to -15 diopters and reducing myopia in the range of -15 diopters to -20 diopters. The FDA will consider these recommendations as it completes its expedited review of the ICL Pre-Market Approval application, which the Company submitted on May 8, 2003. However, there can be no assurance that the FDA will follow the recommendations of the Ophthalmic Devices Panel.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 7, 2003                        STAAR SURGICAL COMPANY


                                                By: /s/ John Bily
                                                    _________________________
                                                    John Bily
                                                    Chief Financial Officer
















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                                  Exhibit Index

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Press Release dated October 6, 2003.














































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